                                                                   EXHIBIT 10.46



================================================================================







                            BUILDING LEASE AGREEMENT

                                 BY AND BETWEEN

                       FIRST STATE REALTY OF AMERICA, INC.

                                   AS LANDLORD

                                       AND

                               CISCO SYSTEMS, INC.

                                    AS TENANT

                             DATED: FEBRUARY 7, 1997







================================================================================

                                TABLE OF CONTENTS


ARTICLE 1 - PREMISES.................................................................................  1
                        Section 1.1..................................................................  1
                        Section 1.2..................................................................  1

            ARTICLE 2 - TERM; EXTENSIONS.............................................................  1
                        Section 2.1..................................................................  1
                        Section 2.2..................................................................  2
                        Section 2.3..................................................................  2
                        Section 2.4..................................................................  3

            ARTICLE 3 - DEFINITIONS..................................................................  3
                        Section 3.1..................................................................  3
                                    Additional Rent..................................................  3
                                    Alterations......................................................  3
                                    Annual Base Rent.................................................  3
                                    Building.........................................................  3
                                    CC&R's...........................................................  3
                                    Commencement Date................................................  3
                                    Default Rate.....................................................  3
                                    Effective Date...................................................  3
                                    Environmental Requirements ......................................  3
                                    Event of Default.................................................  4
                                    Expiration Date..................................................  4
                                    Extension Term...................................................  4
                                    Extension Term Commencement Date.................................  4
                                    Hazardous Materials..............................................  4
                                    HVAC.............................................................  4
                                    Landlord.........................................................  4
                                    Lease Term.......................................................  5
                                    Minimum Amount...................................................  5
                                    Permitted Use....................................................  5
                                    Premises.........................................................  5
                                    Rent.............................................................  5
                                    Tenant...........................................................  5
                                    Tenant Affiliate.................................................  5
                                    Tenant Improvements..............................................  5
                                    Tenant's Personal Property.......................................  5

            ARTICLE 4 - RENT.........................................................................  5
                        Section 4.1..................................................................  5
                        Section 4.2..................................................................  6
                        Section 4.3..................................................................  6
                        Section 4.4..................................................................  6
                        Section 4.5..................................................................  6

            ARTICLE 5 - POSSESSION, LEASEHOLD IMPROVEMENTS...........................................  6
                        Section 5.1..................................................................  6
                        Section 5.2..................................................................  7

            ARTICLE 6 - USE OF PREMISES; LIMITATIONS OF USE..........................................  7
                        Section 6.1 - Permitted Use..................................................  7
                        Section 6.2. - Compliance with Laws..........................................  7
                        Section 6.3. - No Unlawful Occupancy.........................................  7
                        Section 6.4. - Waste; Nuisance...............................................  8
                        Section 6.5. - Overloading...................................................  8

            ARTICLE 7 - TAXES........................................................................  8
                        Section 7.1..................................................................  8
                        Section 7.2..................................................................  8
                        Section 7.3..................................................................  9
                        Section 7.4..................................................................  9

            ARTICLE 8 - INSURANCE.................................................................... 10
                        Section 8.1.................................................................. 10
                        Section 8.2.................................................................. 11
                        Section 8.3.................................................................. 12
                        Section 8.4.................................................................. 12
                        Section 8.5.................................................................. 12
                        Section 8.6.................................................................. 12
                        Section 8.7.................................................................. 12

            ARTICLE 9 - INDEMNIFICATION.............................................................. 12
                        Section 9.1.................................................................. 12
                        Section 9.2.................................................................. 13

            ARTICLE 10 - UTILITIES AND SERVICE....................................................... 13
                        Section 10.1................................................................. 13

            ARTICLE 11 - CONSTRUCTION IMPROVEMENTS................................................... 14
                        Section 11.1................................................................. 14
                        Section 11.2................................................................. 14
                        Section 11.3................................................................. 15

            ARTICLE 12 - REPAIRS AND MAINTENANCE..................................................... 16
                        Section 12.1................................................................. 16
                        Section 12.2................................................................. 16
                        Section 12.3................................................................. 16

            ARTICLE 13 - DESTRUCTION - FIRE OR OTHER CAUSES.......................................... 16
                        Section 13.1................................................................. 16
                        Section 13.2. ............................................................... 17
                        Section 13.3................................................................. 18
                        Section 13.4................................................................. 18
                        Section 13.5................................................................. 18
                        Section 13.6................................................................. 18

            ARTICLE 14 - CONDEMNATION................................................................ 18
                        Section 14.1................................................................. 18
                        Section 14.2................................................................. 19
                        Section 14.3................................................................. 19
                        Section 14.4................................................................. 19

                        Section 14.5................................................................. 19
                        Section 14.6................................................................. 20
                        Section 14.7................................................................. 20

            ARTICLE 15 - SIGNS AND ADVERTISING....................................................... 20

            ARTICLE 16 - ENTRY BY LANDLORD........................................................... 21
                        Section 16.1................................................................. 21
                        Section 16.2................................................................. 21
                        Section 16.3................................................................. 21

            ARTICLE 17 - ASSIGNMENT AND SUBLETTING................................................... 22
                        Section 17.1................................................................. 22
                        Section 17.2. ............................................................... 22
                        Section 17.3................................................................. 23
                        Section 17.4................................................................. 23
                        Section 17.5................................................................. 23
                        Section 17.6................................................................. 23
                        Section 17.7................................................................. 24
                        Section 17.8................................................................. 25

            ARTICLE 18 - SUBORDINATION............................................................... 25
                        Section 18.1................................................................. 25
                        Section 18.2. ............................................................... 25

            ARTICLE 19 - DEFAULT..................................................................... 25
                        Section 19.1. ............................................................... 25
                        Section 19.2................................................................. 26
                        Section 19.3................................................................. 27
                        Section 19.4................................................................. 28
                        Section 19.5................................................................. 28
                        Section 19.6................................................................. 28

            ARTICLE 20 - NOTICES..................................................................... 28

            ARTICLE 21 - BROKER'S COMMISSIONS........................................................ 29

            ARTICLE 22 - MECHANIC'S AND OTHER LIENS.................................................. 29
                        Section 22.1................................................................. 29
                        Section 22.2................................................................. 30

            ARTICLE 23 - NO RENT ABATEMENT........................................................... 30
                        Section 23.1................................................................. 30

            ARTICLE 24 - END OF TERM................................................................. 30
                        Section 24.1................................................................. 30
                        Section 24.2................................................................. 30
                        Section 24.3................................................................. 31
                        Section 24.4................................................................. 31

            ARTICLE 25 - ESTOPPEL CERTIFICATE........................................................ 31
                        Section 25.1................................................................. 31

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
            ARTICLE 26 - HAZARDOUS SUBSTANCES........................................................ 31
                        Section 26.1................................................................. 31
                        Section 26.2................................................................. 32
                        Section 26.3................................................................. 32
                        Section 26.4................................................................. 32

            ARTICLE 27 - PARKING ENTITLEMENTS........................................................ 32

            ARTICLE 28 - MISCELLANEOUS............................................................... 33
                        Section 28.1................................................................. 33
                        Section 28.2................................................................. 33
                        Section 28.3................................................................. 33
                        Section 28.4................................................................. 33
                        Section 28.5................................................................. 33
                        Section 28.6................................................................. 33
                        Section 28.7................................................................. 33
                        Section 28.9................................................................. 34
                        Section 28.10................................................................ 34


EXHIBIT                                                                     DESCRIPTION

  A                                                                         Premises

  B                                                                         CC & R's

  C                                                                         Tenant Improvements

  D                                                                         Devcon Report dated as of
                                                                            November 23, 1996

            This BUILDING LEASE AGREEMENT (hereinafter the "Lease") dated for reference purposes as of this 7th day of February, 1997 ("Effective Date"), is made by and between FIRST STATE REALTY OF AMERICA, INC., a Delaware corporation, and CISCO SYSTEMS, INC., a California corporation.

                              ARTICLE 1 - PREMISES

            Section 1.1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and subject to the covenants, agreements and conditions hereinafter set forth, those certain premises located at 4800 Patrick Henry Drive, Santa Clara, California (the "Premises") as more particularly described on EXHIBIT A attached hereto and by this reference incorporated herein, and the improvements thereon (the "Building") including the exclusive right to use all parking on the Premises, as such parking may be reconfigured by Tenant from time to time in accordance with all applicable laws and prior written approval by Landlord, subject to the estates, interests, liens, charges, encumbrances and matters set forth in EXHIBIT B annexed hereto and made a part hereof.

            Section 1.2. The "Rentable Area" of the Building is agreed to be fifty-eight thousand three hundred twenty (58,320) square feet. The area of the Premises leased to Tenant hereunder is agreed to be one hundred fifty-nine thousand eight hundred twenty-two (159,822) square feet.

                          ARTICLE 2 - TERM; EXTENSIONS

            Section 2.1. The term of this Lease (the "Lease Term") shall be three (3) years, commencing five (5) days after notice to Tenant by Landlord that all prior tenants and occupants have vacated the Premises in a condition similar to the condition of the Premises on the date of this Lease, with all of such tenant's personal property removed (the "Commencement Date") and, subject to earlier termination or Tenant's right to extend the Lease Term under the terms of this Lease, expiring on February 28, 2000 (the "Expiration Date"). Landlord and Tenant agree that, if Landlord fails to deliver actual possession of the Premises to Tenant on the Commencement Date because of the holding-over or retention of possession of any tenant, subtenant or occupant or for any other reason whatsoever, Landlord shall not be liable for any damages thereby, nor shall this Lease be void or voidable; provided, however, that: (a) Tenant shall not be liable for the monthly installments of Annual Base Rent or Additional Rent (as hereinafter defined) due under this Lease until the Commencement Date;
(b) Landlord's failure to deliver actual possession of the Premises to Tenant on the Commencement Date shall not be construed in any way to extend the Lease Term; and (c) if Landlord fails to deliver actual possession of the Premises to Tenant by April 1, 1997, then Tenant shall have the right to terminate this Lease upon written notice to Landlord, delivered to Landlord no later than April 15, 1997 and Landlord shall refund any Rent previously deposited with

Landlord. Landlord agrees to use its best efforts to deliver the Premises to Tenant as specified herein. In no event, however, shall Landlord be required to commence with any action, make any payment, or enter into an agreement with any holdover tenant, subtenant or occupant to facilitate or accomplish the recovery of vacant possession of the Premises.

            Section 2.2. Landlord hereby grants to Tenant the option to extend the Lease Term for one (1) successive one (1) year extension term (the "Extension Term"), upon and subject to the following terms and conditions:

                        (a) The Extension Term shall commence on the day next succeeding the Expiration Date of the initial Lease Term.

                        (b) Tenant shall exercise such option as to the Extension Term by giving written notice of exercise of the option (the "Option Notice") to Landlord at least one-hundred eighty (180) days but no more than three hundred sixty (360) days before the first day of such Extension Term, time being of the essence.

                        (c) When exercising such right and on the Expiration Date of the initial Lease Term, Tenant shall not be in default, beyond any grace period, in the performance of any of its obligations under this Lease.

                        (d) If Tenant elects to renew the Lease Term, all the provisions of this Lease shall be applicable during each Extension Term except that:

                            (i) Tenant shall have no further right to renew this Lease beyond the Extension Term;

                            (ii) Section 2.4 and Section 11.1 shall be inapplicable during the Extension Term; and

                            (iii) Effective as of the commencement of the Extension Term ("Extension Term Commencement Date"), the Annual Base Rent in effect shall be increased as set forth in Section 4.1.

            As used hereinafter, the term "Lease Term" shall mean the initial Lease Term, plus the Extension Term as to which Tenant gives a timely Option Notice and all references to the Expiration Date shall mean the final day of the Lease Term as so extended.

            Section 2.3. Any holding over by Tenant of all or any part of the Premises after the expiration of the Lease Term shall be construed as a tenancy from month-to-month, upon all of the other terms and conditions as set forth in this Lease, except that Tenant shall pay as Annual Base Rent for the holdover period an amount equal to one hundred fifty percent (150%) of the last Annual Base

Rent payable hereunder on a per diem basis for thirty (30) days and one hundred fifty percent (150%) thereafter, plus all Additional Rent payable hereunder. Landlord may terminate such month-to-month tenancy upon written notice to the Tenant.

            Section 2.4. Landlord shall allow Tenant to accept possession of the Premises prior to the Commencement Date, if available, subject to all of the terms and conditions of this Lease; provided that Tenant's performance of pre-construction and construction activities associated and in accordance with the Tenant Improvements shall not be deemed to be possession for purposes of Tenant's obligation to pay Annual Base Rent.

                             ARTICLE 3 - DEFINITIONS

            Section 3.1. The following terms shall have the following meanings in this Lease:

                  Additional Rent shall mean all payments other than Annual Base Rent required to be made by Tenant pursuant to this Lease, including real estate taxes and insurance.

                  Alterations shall mean any alterations, additions, replacements, rebuilding, changes or improvements made in, on or about the Building or the Premises after the Commencement Date or earlier occupancy pursuant to Section 2.4, including, but not limited to, lighting, HVAC, electrical, partitioning, fixtures, drapery and carpentry installations.

                  Annual Base Rent shall have the meaning ascribed to such term in Section 4.1 hereof.

                  Building shall have the meaning ascribed to such term in
Section 1.1 hereof.

                  CC&R's shall mean those certain covenants, conditions and restrictions applicable to the Premises included in EXHIBIT B.

                  Commencement Date shall have the meaning ascribed to such term in Section 2.1 hereof.

                  Default Rate shall have the meaning ascribed to such term in
Section 19.6 hereof.

                  Effective Date shall have the meaning ascribed to such term in the first paragraph on page one.

                  Environmental Requirements shall mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by the federal government or any state or other political subdivision thereof having jurisdiction over the

Premises, or any agency, court, or body of the Federal Government, any State or other political subdivision thereof having jurisdiction over the Premises, exercising executive, legislative, judicial, regulatory or administrative functions and relating to or addressing the protection of the environment or human health.

                  Event of Default shall have the meaning ascribed to such term in Section 19.1 hereof.

                  Expiration Date shall have the meaning ascribed to such term in Section 2.1 hereof.

                  Extension Term shall have the meaning ascribed to such term in
Section 2.2 hereof.

                  Extension Term Commencement Date shall have the meaning ascribed to such term in Section 2.2(d) hereof.

                  Hazardous Materials shall mean any material substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or any other petroleum hydrocarbon product.

                  HVAC shall mean heating, ventilating and air conditioning.

                  Landlord as used herein shall mean only the owner for the time being in fee of the Premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee or the beneficiary under a deed of trust of the fee or of such underlying lease, in possession for the time being of the Premises, so that in the event of any sale or transfer of the Premises, or of the making of any such underlying lease, or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, lessor, transferor or assignor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord herein and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchase, lessee, transferee or assignee on any such sale, leasing, transfer or assignment that such purchaser, lessee, transferee or assignee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder; provided that such purchaser, lessee, transferee or assignee recognizes Tenant's leasehold interest in the Premises; and provided, however, that notwithstanding any such sale, leasing, transfer or assignment, Landlord shall not be released from any liability or obligation to Tenant accruing prior to the date of such sale, leasing, transfer or assignment.

                  Lease Term shall have the meaning ascribed to such term in
Section 2.1 hereof.

                  Minimum Amount shall have the meaning ascribed thereto in
Section 11.1 hereof.

                  Permitted Use shall have the meaning ascribed to such term in
Section 6.1 hereof.

                  Premises shall have the meaning ascribed to such term in
Section 1.1.

                  Rent shall mean Annual Base Rent, as defined in Section 4.1 and Additional Rent, as defined in Section 3.1(a).

                  Tenant shall mean Cisco Systems, Inc. and from and after any valid assignment of the whole of Tenant's interests in this Lease pursuant to the provisions hereof, shall mean only the assignee thereof, subject, however, to the provisions of Section 17.3 herein.

                  Tenant Affiliate shall have the meaning ascribed to such term in Section 17.1 hereof.

                  Tenant Improvements shall mean those certain initial improvements to the Premises to be constructed by Tenant pursuant to the terms of Section 11.1 below and EXHIBIT C annexed hereto.

                  Tenant's Personal Property shall mean Tenant's trade fixtures, furniture, equipment and other personal property installed or located in the Premises at any time and from time to time.

                                ARTICLE 4 - RENT

            Section 4.1. Tenant agrees to pay to Landlord as annual rent for the use of the Premises (herein referred to as "Annual Base Rent"), in lawful money of the United States, the following sums:

         Year                     Annual Base Rent     Monthly Installment
         ----                     ----------------     -------------------
Commencement Date through            $804,816.00           $67,068.00
February 28, 1998

March 1, 1998 -                       839,808.00            69,984.00
February 28, 1999

March 1, 1999 -                       874,800.00            72,900.00
February 28, 2000

March 1, 2000 -                       909,792.00            75,816.00
February 28, 2001

            Commencing on the Commencement Date, monthly installments of Annual Base Rent shall be due and payable in advance, on the first day of each calendar month during the Lease Term. Monthly installments of Annual Base Rent for any partial calendar months during the Lease Term shall be proportionately reduced. The first month's rent shall be due and payable upon execution of this Lease.

            Section 4.2. All payments of Rent and other charges which are required to be made by Tenant to Landlord hereunder shall be made payable to and sent to FIRST STATE REALTY OF AMERICA, INC. at the address set forth in Article 20 below.

            Section 4.3. It is the purpose and intent of Landlord and Tenant that Annual Base Rent shall be net to Landlord, so that this Lease shall yield, net to Landlord, the Annual Base Rent specified in Section 4.1 hereof in each year during the initial Lease Term of this Lease and the Annual Base Rent specified in Section 4.1 hereof in each year during the Extension Term hereof if renewed and that (except for Landlord's maintenance and repair responsibilities for the Building foundation, exterior walls and roof); all costs, expenses and charges directly relating to the Premises which may arise or become due during the Lease Term shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

            Section 4.4. The Annual Base Rent shall be paid to Landlord without notice or demand and without abatement, deduction or set-off.

            Section 4.5. All taxes, charges, costs and expenses which Tenant assumes or agrees to pay under any provisions of this Lease together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided, all other damages, costs and expenses which Landlord may suffer or incur, and any and all other sums which may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them, shall be deemed to be Additional Rent and, in the event of non-payment, Landlord shall have all the rights and remedies herein provided in the case of non-payment, of Annual Base Rent.

                 ARTICLE 5 - POSSESSION, LEASEHOLD IMPROVEMENTS

            Section 5.1. Landlord shall, on or before the Commencement Date (as provided in Sections 2.1 and 2.4 above), deliver actual possession of the Premises to Tenant in its "as is" condition. Tenant acknowledges that it has made full and complete investigations and inspections of the Premises and, Tenant acknowledges that the Premises are in good condition.

            Section 5.2. Tenant covenants that no representations, statements or warranties, express or implied, have been made by or on behalf of Landlord in respect thereof, in respect of their condition, or the use or occupation that may be made thereof, and that Landlord shall in no event whatsoever be liable for any latent defects therein. Landlord agrees that Tenant shall not be liable for any latent defects in the Building foundation, exterior walls and roof except that Tenant shall be responsible for latent defects in the Building foundation, exterior walls and roof caused by its contractors in connection with completing the Tenant Improvements.

                 ARTICLE 6 - USE OF PREMISES; LIMITATIONS OF USE

            Section 6.1 - Permitted Use. Tenant shall be permitted to use the Premises for any reasonable purpose, including, but not limited to, general office, administrative, sales and service, data processing, training, and/or storage operations (in each case, a "Permitted Use"), in compliance with applicable law, the certificate of occupancy for the Premises and the matters set forth in EXHIBIT B annexed hereto.

            Section 6.2. - Compliance with Laws. Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, whether the same are presently in effect or hereinafter enacted, including, without limitation, compliance with all Environmental Requirements (except for compliance obligations arising from Hazardous Materials existing on or under the Premises prior to the Commencement Date), the obligation at Tenant's cost to alter, maintain, or (subject to the terms and conditions of Article 13 and Article 14) restore the Premises (except for the Building foundation, exterior walls and roof obligations, at Landlord's sole cost and expense except to the extent affected by the Tenant's contractors when installing the Tenant Improvements) in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises during the Lease Term.

            Section 6.3. - No Unlawful Occupancy. Tenant shall not use or occupy, nor permit or suffer, the Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor for any business, use or purpose reasonably deemed by Landlord disreputable or extrahazardous, nor in such manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations applicable to the Premises. Tenant shall immediately upon the discovery of any such unlawful, illegal, disreputable or extrahazardous use and take all necessary steps, legal and equitable, to compel the discontinuance of such use and, if necessary to discontinue such use, to oust and remove any subtenants, occupants, or other persons guilty of such unlawful, illegal, disreputable or extrahazardous use.

            Section 6.4. - Waste; Nuisance.

                  (a) Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, but without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises in violation of the CC&Rs or applicable legal requirements) to owners or occupants of adjacent properties.

                  (b) Tenant shall not use the Premises for sleeping, washing clothes, or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights onto adjacent properties.

                  (c) No secondhand store, auction, distress or fire sale, or bankruptcy or going-out-of-business sale may be conducted on the Premises without Landlord's consent. Tenant shall not sell or display merchandise outside the confines of the Building.

            Section 6.5. - Overloading. Tenant shall not do anything on the Premises that will cause damage to the Premises. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner damage the Premises.

                                ARTICLE 7 - TAXES

            Section 7.1. Tenant shall pay before delinquency all taxes that become payable during the Lease Term which are levied or assessed upon Tenant's Personal Property.

            Section 7.2. Tenant shall be responsible to pay, reimburse and indemnify Landlord for all taxes, assessments, water rents, rates and charges, sewer rents, transit taxes, excises, levies and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof, which shall or may during the Lease Term be charged, laid, levied, assessed, imposed, become due and payable, or liens upon, or arise in connection with the use, occupancy or possession of, or grow due or payable out of, or for, the Premises or any part thereof, or any buildings, appurtenances or equipment thereon or therein or any part thereof, the rent, income or other payments received from subtenants by Tenant or anyone claiming by, through or under Tenant, such franchises as may be appurtenant to the use of the Premises or this transaction, creating or transferring any interest or estate in the Premises, and all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to the foregoing under or by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of the federal, state, county and municipal governments and of all other

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
governmental authorities whatsoever, and all fees and charges of public and governmental authorities for construction, maintenance, occupation or use during the term of any vault, passageway or space in, over or under any sidewalk or street on or adjacent to the Premises, or for construction, maintenance or use during the term of any part of any building covered hereby within the limits of any street. Tenant shall pay any and all of the aforementioned taxes to Landlord immediately upon receipt from Landlord of evidence that Landlord has paid said taxes. If Landlord does not receive payment from Tenant within thirty (30) days after receipt by Tenant of such evidence, Tenant shall be in default of this Lease.

            Section 7.3. All such taxes, water rents, rates and charges, sewer rents and other governmental levies, impositions and charges which shall be charged, laid, levied, assessed or imposed for each fiscal period in which the Lease Term commences and terminates shall be apportioned pro rata between Landlord and Tenant in accordance with the respective portions of each such fiscal period during which such Lease Term shall be in effect based on a 365 day year. Supplementing the foregoing, Tenant shall be solely responsible for any increases in taxes, assessments or impositions which result from the transfer of the Premises to the Tenant.

            Section 7.4. Nothing herein contained shall require or be construed to require Tenant to pay any estate, succession, transfer, gift, franchise, or corporation income tax, that is or may be imposed upon Landlord; provided however, the if at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease Term shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed, (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy, or otherwise, on the rents received therefrom, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Premises and imposed upon Landlord, or (iii) a license fee measured by the rent payable by Tenant under this Lease, then to the extent that such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based, would be payable if the Premises were the only property of Landlord subject thereto, Tenant shall pay and discharge the same as herein provided. Tenant's tax obligations shall not include any environmental assessments, charges or liens arising in connection with remediation of Hazardous Materials existing on the Premises prior to the Tenant taking possession.

            Tenant shall have the right, with Landlord's written approval, which approval shall not be unreasonably withheld, at any time and at Tenant's expense, to contest in good faith by judicial proceedings or otherwise, any real or personal property assessment, valuation or tax reasonably deemed to be excessive by Tenant, and in such event Tenant shall not be obligated to pay such assessment, valuation or tax until a final judicial determination of such contest, but shall post such bonds as required by law to protect Landlord throughout any such contest. If a reduction of taxes is obtained for any year of the Term during which Tenant paid such taxes, to the extent Landlord receives a refund of such taxes, Landlord shall refund such amount to Tenant within five (5) days after such reduction is received by Landlord.

            If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Landlord elects to pay taxes and assessments in such installments, Tenant's liability for such taxes and assessments shall be computed as if such election had been made, and only the installments thereof which would have become due during the Term shall be included in Tenant's tax obligations.

                              ARTICLE 8 - INSURANCE

            Section 8.1. During the term of this Lease, Tenant, at its own cost and expense, shall:

                  (a) Keep the Building, all improvements and equipment on, in or appurtenant to the Premises at the commencement of the Term and thereafter erected thereon or therein, insured against loss or damage by fire and those perils included within the classification of "all risks" insurance (excluding routine maintenance for which Tenant is responsible for under Article 12) with a deductible of no greater than One Hundred Thousand Dollars ($100,000.00) and in an amount equal to the full replacement value of the Premises plus other insurance Landlord deems reasonably necessary, including without limitation such insurance covered by a Difference in Condition Policy. The Difference in Condition Policy shall not have a deductible which is greater than twenty percent (20.0%) of the value of the Building. Tenant shall be responsible for losses or liabilities. Tenant shall and does hereby indemnify and hold harmless Landlord, its partners, agents, employees and representatives from and against all costs, damages, or expenses (including reasonable attorneys' fees) incurred or paid by Landlord as a result of any claim customarily covered by a Difference in Condition Policy without any deductible.

                  (b) Provide and keep in force commercial general liability insurance, written on a broad form basis, against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Premises or any elevators or escalator therein, such insurance to afford minimum protection, during the Lease Term, of not less than $10,000,000 in respect of personal injury or death to any one person, and of not less than $10,000,000 in respect of any one occurrence, and of not less than $2,500,000 for property damage. Notwithstanding the foregoing provisions of this subsection (b) Tenant shall have the right to self-insure with respect to the insurance required pursuant to this Subsection (b) on all amounts in excess of TWO MILLION DOLLARS ($2,000,000) so long as (i) Tenant is a publicly traded U.S. corporation whose stock is traded on a nationally recognized exchange; (ii) Tenant has not assigned this Lease; (iii) Tenant maintains a net worth of at least One Hundred Million Dollars ($100,000,000) according to its most recent audited financial statement; (iv) Tenant governs and manages its self-insurance program in a manner consistent with programs managed by prudent businesses whose stock is publicly traded on nationally recognized exchanges; and (v) applicable Law does not prohibit or render as unenforceable, indemnification of Landlord for Landlord's own negligence. Upon request, Tenant shall supply Landlord from time to time with evidence reasonably satisfactory to Landlord of Tenant's net worth and the satisfaction of the condition set forth above. If Tenant elects to self-insure, Tenant shall be responsible for losses or liabilities which would have been assumed by the insurance companies which would have issued the insurance required of Tenant under the Lease and Tenant shall accept Landlord's tender of defense for any claims within the scope of Tenant's indemnity obligations as if Landlord and Landlord's lender and property manager were named as additional insureds on any liability policy maintained by Tenant. Tenant will notify Landlord in advance of any period for which it intends to self-insure and shall provide Landlord with satisfactory evidence that it complies with these requirements in order to give Landlord an opportunity to confirm the satisfaction of the conditions set forth above. For so long as Tenant self-insures, Tenant, for applicable periods, shall and does hereby indemnify and hold harmless Landlord, its partners, agents, employees and representatives from and against all costs, damages, or expenses (including reasonable attorneys' fees) incurred or paid by Landlord as a result of any claim customarily covered by a broad-form policy of commercial general liability insurance, including a contractual liability indorsement.

            Section 8.2. All insurance provided by Tenant as required by this
Article 8 shall be carried in favor of Landlord and Tenant, as their respective interests may appear (Landlord or any mortgagee shall be named as loss payee on the "all risks" and Difference in Condition policies and Landlord and any mortgagee shall be named as additional insured on the commercial general liability insurance). All such insurance shall be taken in such responsible companies, licensed to do business in the State of California (except with regard to the Difference in Condition insurer which shall be qualified to do business in California) with a financial rating of at least A-VIII or its equivalent status as rated in the most recent edition of Best's Insurance Reports, as Landlord shall reasonably approve. All such policies shall be non-assessable and shall require thirty (30) days' notice by registered mail to Landlord and to any mortgagee of Landlord of any cancellation thereof or change affecting Landlord's coverage thereunder.

            Section 8.3. Tenant shall procure policies for all such insurance for periods of not less than one year and shall deliver to Landlord upon the reasonable request of Landlord. Copies of such policies and certificates thereof with evidence to the payment of premiums thereon, and shall procure renewals thereof from time to time at least thirty (30) days before the expiration thereof.

            Section 8.4. Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policy, and Tenant shall so perform and satisfy the requirements of the companies writing such policies.

            Section 8.5. The loss, if any, under any policies provided for in
Section 8.1 (a) shall be adjusted with the insurance companies (a) by Tenant in the case of any particular casualty resulting in damage or destruction not exceeding $250,000 in the aggregate, or (b) by Landlord and Tenant in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate. Subject to the rights of the holder of any mortgage or the beneficiary of a deed of trust to which this Lease is or shall be subject and subordinate.

            The loss, if any, under any policies provided for in Section 8.1(b) shall be adjusted with the insurance companies by Tenant.

            Section 8.6. Tenant and Landlord shall cooperate in connection with the collection of any insurance moneys that may be due in the event of loss, and Tenant shall execute and deliver to Landlord copies of such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance moneys.

            Section 8.7. Tenant agrees to look solely to Landlord's estate and interest in the Premises for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises, of or any other liability of Landlord to Tenant.

                           ARTICLE 9 - INDEMNIFICATION

            Section 9.1. Except for Landlord's gross negligence or willful misconduct, its agents or employees, Tenant shall indemnify and save harmless Landlord against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable counsel fees, by or on behalf of any person, party or governmental authority whatsoever arising out of (a) any failure by

Tenant to perform any of the agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, (b) any accident, injury or damage which shall happen in or about the Premises however occurring, and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation of the Premises, or any part hereof during the Lease Term, (c) any accident, injury or damage which shall happen on or under the streets, sidewalks, curbs or vaults in front of or adjacent to the Premises and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation thereof during the Lease Term, if resulting form the act, omission, negligence or misconduct of Tenant, its agents, employees or invitees; (d) Tenant's failure to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any federal, state, county or city governmental authority, (e) any mechanic's lien, conditional bill of sale, chattel mortgage, security agreement or financing statement made with respect to or filed against the Premises or any equipment therein or any materials used in the construction or alteration of any building or improvement thereon, made by the Tenant or (f) any tax attributable to the execution, delivery, or recording of this Lease or any modification thereof.

            Section 9.2. Tenant is and shall be in exclusive control and possession of the Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Premises, nor for any injury or damage to any property of Tenant, or of any other person contained therein, except for injury, damage, liability or claims caused by the negligence or willful misconduct of Landlord. The provisions hereof permitting Landlord to enter and inspect the Premises are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Tenant shall fail to do.

                       ARTICLE 10 - UTILITIES AND SERVICE

            Section 10.1. Tenant shall provide for and shall pay the costs for all water, gas, electricity, sewage, telephone and other services and utilities supplied to the Premises. Landlord shall not be required to furnish to Tenant any utilities or services of any kind whatsoever during the Lease Term, such as, but not limited to, water, steam, heat, gas, hot water, electricity, light and power. Landlord shall in no event be required to make any Alterations or repairs (except for repairs required to be made by Landlord as set forth in Section 12.1 hereof) during the Lease Term. At Tenant's sole cost and expense, Landlord shall cooperate fully with Tenant in the manner and to the extent reasonably required by Tenant in obtaining such services for the Premises during the Lease Term.

                     ARTICLE 11 - CONSTRUCTION IMPROVEMENTS

            Section 11.1. Tenant shall spend a minimum of ONE MILLION ONE HUNDRED SIXTY-SIX THOUSAND FOUR HUNDRED DOLLARS ($1,166,400) (hereinafter referred to as the "Minimum Amount") on the Tenant Improvements set forth on EXHIBIT C annexed hereto exclusive of specialized work which will be of benefit to the Tenant specifically in the Landlord's opinion. Landlord agrees that Tenant may use a portion of the Minimum Amount in order to upgrade the Building and the Premises to all current applicable building and zoning codes in effect. Landlord also agrees that to the extent the deferred maintenance items and legal compliance items set forth in EXHIBIT D are not corrected by the current occupant, Tenant may use a portion of the Minimum Amount up to One Hundred Five Thousand Dollars ($105,000) to complete said deferred maintenance and legal compliance items. Tenant shall provide evidence satisfactory to the Landlord that the Minimum Amount has been expended. Tenant shall use its best efforts to complete the Tenant Improvements (as defined in EXHIBIT C annexed hereto) within three (3) months after the Commencement Date, such Tenant Improvements are to be constructed within the Premises, in accordance with the provisions of this
Article 11 and EXHIBIT C. If Tenant does not spend the Minimum Amount within twelve (12) months of the Commencement Date, Tenant shall pay the difference between the actual amount spent on Tenant Improvements and the Minimum Amount to the Landlord, as compensation to the Landlord in lieu of the Tenant Improvements.

            Section 11.2. Except for nonstructural Alterations not exceeding $15,000 in the aggregate, Tenant shall not make or suffer to be made any Alterations in, on or to the Premises or any part thereof without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. When applying for any such consent, Tenant shall furnish plans and specifications for the Alterations. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant in connection with such Alterations. Landlord shall have the right to post and keep posted at the Premises any notices which Landlord may reasonably deem proper for the protection of Landlord, the Premises and/or the Building from such liens. Furthermore, Tenant shall not at any time during the Lease Term make any Alteration in or to the Premises or to any building thereon, unless:

                  (a) the same shall be performed in a professional workmanlike manner, at Tenant's sole cost and expense, and shall not weaken or impair the structural strength, or lessen the value, of such buildings as shall be on the Premise at the time, or change the purposes for which such buildings may be used;

                  (b) Tenant shall pay when due or bond all claims for labor or material furnished to or for Tenant at or for use in or on the Premises, which claims may be secured by any mechanics or materialmen's lien against the Premises or any interest therein; and Tenant shall hold Landlord harmless from any and all claims, costs, or damages arising from labor or materials so furnished or alleged to have been furnished. Tenant agrees to promptly pursue and resolve any illegitimate claims for labor and materials and, if necessary, Landlord shall cooperate in the resolution of such claims at Tenant's expense. Tenant shall deliver to Landlord written notice of its intention to commence any work on or in the Premises at least ten (10) days prior to such commencement, and Landlord shall have the right, but not the obligation, to post a notice of non-responsibility at the Premises as provided by law;

                  (c) before the commencement of any such work, such plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility company having an interest therein, and all such work shall be done subject to and in accordance with the requirements of law and local regulations of all governmental departments or authorities having jurisdiction and of such public utility company, including, without limitation, any requirements that Tenant obtain construction permits for such work and a certificate of occupancy upon completion; and

                  (d) furnish to Landlord a letter guaranteeing the completion of such work, free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale, security agreements and financing statements according to said plans and specifications therefore. None of the foregoing requirements shall prevent Tenant from contesting in good faith any lien against the Premises, as long as such contest prevents foreclosure of the lien and Tenant causes such lien to be bonded or insured over in a manner acceptable to Landlord in its sole discretion.

            Section 11.3. Unless otherwise provided by Landlord in writing at the time Landlord approves Tenant's request for such Alterations, all Alterations to the Premises made by Tenant shall become the property of Landlord and shall remain upon the Premises at the expiration of this Lease, except that Tenant may remove all personal property, trade fixtures, machinery and equipment installed by Tenant. Landlord shall provide written notice to Tenant at the time when Landlord's approval is given for such Alteration, indicating whether Landlord requires Tenant upon such expiration or termination of this Lease to remove any or all such Alterations (other than the Tenant Improvements performed in connection with the initial renovation of the Premises which shall not be required to be removed by Tenant), and restore the Premises to the condition that would exist except for such Alterations. Such removal, restoration, and repair (except for the Tenant Improvements) shall be completed by Tenant not later than the expiration or sooner termination of this Lease.

                      ARTICLE 12 - REPAIRS AND MAINTENANCE

            Section 12.1. Tenant shall, at all times during the Lease Term, and at its own cost and expense, keep and maintain in good order and condition, ordinary wear and tear excepted, the Building and all other improvements on the Premises as of the Commencement Date of the Lease Term and thereafter erected by Tenant on the Premises, or forming part thereof, and their full equipment and appurtenances, including without limitation, all windows, plate glass, doors, interior non-bearing walls and partitions, ceilings and the electrical, plumbing, lighting, heating, and air conditioning systems, and make all repairs thereto and restorations, replacements and renewals thereof, both inside and outside, structural and nonstructural, extraordinary and ordinary, foreseen or unforeseen, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by latent defects or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury. Landlord shall maintain and repair the Building foundation, exterior walls and roof provided that these items are not in any way affected or disturbed by Tenant Improvements or such maintenance and/or repair was caused by Tenant's use of the Premises. If it is determined that any such maintenance or repair is required due to Tenant's negligence or damage caused by the Tenant Improvements, Tenant shall be responsible for the cost of such maintenance and/or repair.

            Section 12.2. Tenant shall also, at its own cost and expense, put, keep, replace and maintain in thorough repair and in good, safe and substantial order and condition, and free from dirt, snow, ice rubbish and other obstructions or encumbrances, the sidewalks, areas, sidewalk hoists, railings, gutters and curbs in front of and adjacent to the Premises and shall maintain the landscaping at the Premises in good condition.

            Section 12.3. All of Tenant's Personal Property shall remain the property of Tenant, and Tenant shall have the right to remove the same at any time during the Lease Term or when vacating the Premises. Tenant shall repair any damage caused to the Premises by reason of the removal of its fixtures, machinery and equipment. At the end of the Lease Term, Tenant shall surrender the Premises to Landlord broom clean and in good condition except for reasonable wear and tear, any damage caused by condemnation or fire or other casualty and the Tenant Improvements.

                 ARTICLE 13 - DESTRUCTION - FIRE OR OTHER CAUSES

            Section 13.1. If, during the Lease Term, the Building, improvements or the equipment (other than Tenant's Personal Property) on, in or appurtenant to the Premises at the commencement of the Lease Term or thereafter erected thereon or therein shall be destroyed or damaged in whole or in part by fire or other cause, Tenant shall give to Landlord immediate notice thereof, and Tenant, at its own cost and expense, shall promptly repair, replace and rebuild the same, at least to the extent of the value and as nearly as possible to the character of the Building and improvements and the equipment therein existing immediately prior to such occurrence (other than Tenant's Personal Property); and Landlord shall in no event be called upon to repair, replace or rebuild any such buildings, improvements or equipment, nor to pay any of the costs or expenses thereof beyond or in excess of the insurance proceeds as herein provided. To the extent that the time for such repairs shall reasonably be estimated by Landlord to exceed 90 days or if the Building is destroyed to an extent greater than twenty-five percent (25.0%) of the replacement cost, so long as the Landlord receives the insurance proceeds for loss of rent for the term remaining on this Lease at such time, Tenant may elect to terminate this Lease. If Landlord does not receive the insurance proceeds for loss of rent, Tenant shall not be entitled to terminate this Lease. Nothing contained in the second sentence of this Section which allows the Tenant to terminate the Lease, shall be construed to relieve the Tenant of its obligations as set forth in the first sentence of this Section.

            Section 13.2. (a) All insurance proceeds received by Landlord on account of such damage or destruction, shall be applied by Landlord to reimburse Tenant for the payment of the cost of the aforesaid restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations being hereinafter collectively referred to as the "restoration"), and, so long as Tenant is not then in default hereunder, shall be paid out from time to time as such restoration progresses upon the written request of Tenant which shall be accompanied by the following:

            (1) A certificate signed by an officer of Tenant, and by the architect or engineer in charge of the restoration (selected by Tenant and approved by Landlord), dated not more than ten (10) days prior to such request, setting forth the following:

                  (A) That the sum then requested has been paid by Tenant, that no part of such expenditures has been or is being made the basis, if any previous or then pending request, of the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate.

                  (B) That, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such restoration.

                  (C) The cost, as estimated by the person signing such certificate, of the restoration required to be done subsequent to the date of such certificate in order to complete the same.

            (2) A title company or official search, or other evidence satisfactory to Landlord showing that there have not been filed with respect to the Premises any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been discharged of record, except such as will be discharged upon payment of the sum requested in such certificate.

                  (b) If the insurance money at the time available for the purpose, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such restoration, Tenant will pay the deficiency.

            Section 13.3. Such work and the performance thereof shall be subject to and shall be performed in accordance with the provisions of Section 11.2 hereof.

            Section 13.4. At least thirty (30) days before the commencement of such repairs, replacement or rebuilding, Tenant shall notify Landlord of its intention to commence the same.

            Section 13.5. Except as specifically provided herein, this Lease shall not terminate or be affected in any manner by reason of damage to or substantial or partial destruction of the buildings, improvements or equipment on, in or appurtenant to the Premises at the commencement of the Lease Term or thereafter erected thereon or therein, or by reason of the untenantability of the Premises, or any part thereof, for or due to any reason or cause whatsoever, except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs are being made to the extent of payments received by Landlord under any loss of rents insurance coverage.

            Section 13.6. Tenant waives the provisions of Civil Code Section 1932 (2) and Civil Code Section 1933 (4) with respect to any destruction of the Premises.

                            ARTICLE 14 - CONDEMNATION

            Section 14.1. In the event that the Premises or any part hereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by any agreement in lieu thereof, Landlord shall be entitled to collect the entire award made in any such proceeding without deduction therefrom for any estate hereby vested in or owned by Tenant, subject to the rights of the holder of any mortgage to which this Lease is or shall be subject and subordinate, and subject also to Tenant's rights as set forth below in this
Article 14. Tenant agrees to execute any and all further documents that may be reasonably required in order to facilitate collection and distribution by Landlord of any and all such awards.

            Section 14.2. If at any time during the Lease Term the whole of the Premises shall be so taken or condemned, this Lease shall terminate and expire on the date upon which title shall vest in the condemning authority ("the date of the taking") and the Annual Base Rent provided to be paid by Tenant shall be apportioned and paid to such date.

            Section 14.3. If only a part of the Premises shall be so taken or condemned, this Lease shall be unaffected by such taking, except that Tenant may elect to terminate this Lease, in the event of a partial taking, if the remaining area of the Premises and/or the means of access thereto shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Tenant shall give notice of such election to Landlord not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs sooner. Upon the giving of such notice by Tenant, this Lease shall terminate on the date of such taking and the Annual Base Rent shall be prorated as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Premises, the Annual Base Rent apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the Annual Base Rent for the Premises and Additional Rent shall be payable pursuant to Article 4 according to the rentable area remaining.

            Section 14.4. Landlord shall be entitled to receive the entire award.

            Section 14.5. In the event of a partial taking which shall not result in termination of this Lease, Tenant shall promptly proceed to rebuild, repair and restore the remainder of any building on the Premises affected thereby to a complete, independent and self-contained architectural unit, for the purposes in use before the taking, and Landlord shall pay to Tenant, subject to the same provisions and limitations specified in Sections 13.2 and 13.3 respecting insurance proceeds, the cost of restoration but in no event to exceed a sum equal to the amount of the separate award made for consequential damage; provided, however, that in the event insufficient or no condemnation award is available to cover the cost of restoration of the Premises, Tenant, at its sole option, may terminate this Lease if Landlord elects not to provide additional funds for restoration. Notwithstanding anything to the contrary in the foregoing, to the extent an award is specified by a governmental authority for restoration, Landlord shall make such proceeds available to Tenant for restoration of the Premises. Such work and the performance thereof shall be subject to and shall be performed in accordance with the provisions of Section
11.2 respecting Alterations. The balance of such separate award or allocated amount not so used and the award for the portion of the

Premises taken shall be distributed to Landlord.

            Section 14.6. In case of any governmental action, not resulting in the taking or condemnation of any portion of the Premises but creating a right to compensation therefor, such as, without limitation, the changing of the grade of any street upon which the Premises abut, or if less than a fee title to all or any portion of the Premises shall be taken or condemned by any federal, state, municipal or governmental authority for temporary use or occupancy, unless such taking unreasonably interfere's with Tenant's use of the Premises in which case Tenant may terminate this Lease, this Lease shall continue in full force and effect without reduction or abatement of rent, and the rights of Landlord and Tenant shall be unaffected by the other provisions of this Article 14 and shall be governed by applicable law; provided, however, that:

                  (a) if any such temporary taking for a period not extending beyond the Lease Term results in changes or alterations in the Building, improvement, equipment, required parking or utility infrastructure on the Premises which would necessitate an expenditure to restore the same to their former condition, or if any other such governmental action shall require alteration to be made in the Building, improvement or equipment to adapt the same to the change of grade or other result of such action, then any award or payment made to cover the expenses of such restoration or alterations shall be received by Landlord and disbursed substantially in the same manner and subject to the same conditions as those provided in Section 13.2 and 13.3, hereof with respect to insurance and other monies or

                  (b) if any such temporary taking is for a period extending beyond the Lease Term, the amount of any award or payment allowed or retained for restoration of any building, improvement or equipment on the Premises, shall remain the property of Landlord if this Lease shall expire prior to the restoration of the same to their former condition.

            Section 14.7. Each party waives the provisions of the Code of Civil Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

                       ARTICLE 15 - SIGNS AND ADVERTISING

            Tenant shall not place any sign on or around the Premises without the advance written consent of City authorities and Landlord, such consent of Landlord not to be unreasonably delayed or withheld. Tenant shall maintain any such signs to which Landlord has consented in good condition at its sole cost and expense. Landlord may enter upon the Premises and remove any sign not complying with the terms of this section at Tenant's expense.

                         ARTICLE 16 - ENTRY BY LANDLORD

            Section 16.1. Landlord and its agents shall have the right to enter into and upon the Premises at all reasonable times for the purpose of examining and exhibiting the same; provided, however, that Landlord shall provide notice to Tenant at least 24 hours in advance thereof, except in case of an emergency. Supplementing the foregoing, Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes;

                  (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

                  (b) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

                  (c) To Post one "for sale", "for rent" or "for lease" signs during the last 6 months of the Lease Term, or during any period while Tenant is in default beyond any applicable cure period;

                  (d) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, at any time during the Lease Term;

                  (e) To shore the foundations, footings, and walls of the Building and other improvements that are a part of the Premises and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives; and

                  (f) to conduct any tests at the Premises which Landlord deems reasonable or necessary including, without limitation, ground water tests and core soil tests, provided, however, that Landlord shall not unreasonably disturb Tenant's operations and occupancy.

            Section 16.2. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Article unless due to Landlords or its agents' acts, omissions, negligence or willful misconduct.

            Section 16.3. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Article.

                     ARTICLE 17 - ASSIGNMENT AND SUBLETTING

            Section 17.1. (a) Tenant shall not assign or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any provision in this Lease to the contrary notwithstanding, Landlord's consent shall not be required for an assignment or sublease to any person or entity who controls, is controlled by or is under common control with Tenant ("Tenant Affiliate"), provided that before such assignment shall be effective, (a) said Tenant Affiliate shall assume, in full together with the Tenant, the obligations of Tenant under this Lease, (b) Landlord shall be given written notice of such assignment and assumption, (c) the use of the Premises by the Tenant Affiliate shall be as set forth in Section
6.1 and (d) the Tenant remains fully obligated on this Lease for the entire Lease Term. For purposes of this paragraph, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise.

                  (b) If Tenant assigns this Lease or subleases the Premises, or any portion of the Premises, fifty percent (50%) of the amount by which all rents, additional charges and other consideration of any nature payable under any such assignment or sublease to Tenant as a result of such assignment or subletting exceeds, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease shall be payable to Landlord as Additional Rent under this Lease as and when they are payable to Tenant by the applicable assignee or subtenant. The bonus rental provisions of this Section shall be net of brokerage commissions, reasonable attorneys fees and tenant improvement costs for demising for any Subtenant or assignee. Tenant shall not be required to pay any bonus rent for subtenant or assignee which is a Tenant Affiliate.

            Section 17.2. Involuntary Assignment. No interest of Tenant in this Lease shall be assignable by operation of law. Each of the following acts shall be considered an involuntary assignment.

                  (a) If Tenant is or becomes bankrupt or insolvent, makes and assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; of, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt of insolvent, or makes and assignment for the benefit of creditors;

                  (b) If a writ of attachment or execution is levied on this Lease;

                  (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

            An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

            If a writ of attachment or execution is levied on this Lease, Tenant shall have ten (10) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have thirty (30) days in which to have the involuntary proceeding dismissed or the receiver removed.

            Section 17.3. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant upon obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

            Section 17.4. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act the Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorney's fees (based upon actual time spent provided such time is reasonable and the attorney's regular hourly rate) and any other expense incurred in connection therewith.

            Section 17.5. No assignment made with Landlord's consent or as hereinabove permitted, shall be effective until there shall have been delivered to Landlord an executed counterpart of such assignment containing an agreement, executed by the assignor and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations ont he assignor's part to be performed under this Lease to the end of the term hereof.

            Section 17.6. (a) If at any time during the Lease Term Tenant desires either to sublet all or a portion of the Premises or to assign this Lease which requires Landlord's consent, Tenant shall give notice to Landlord setting forth the identity of the subtenant and the terms of the sublease, or the assignee and the terms of the assignment, as the case may be, together with a copy of the subtenant's or assignee's financial statements for the past three fiscal years and a copy of the proposed sublease or assignment agreement and any other information requested by Landlord. Landlord shall approve, such approval not to be unreasonably withheld, or disapprove the proposed subletting or assignment within fifteen (15) days from receipt of all such items.

                  (b) Any sublease permitted hereunder shall be subject and subordinated to the right of Landlord hereunder and shall contain substantially the following provision:

                       "Subtenant has been informed and understands that Sublandlord is the lessee under an underlying lease of the entire building of which the Subleased Premises form a part. In the event of any proceeding to terminate such underlying lease, or in the event of any action or proceeding for the exercise of a power of sale under a deed of trust or for the foreclosure of any mortgage to which this lease or such underlying lease is subordinate, Subtenant acknowledges that this lease shall be terminable by reason of any termination of such underlying lease, unless the lessor thereunder or the purchaser at a sale does not elect to terminate this lease, in which event Sublessor shall attorn to the lessor thereunder or to the purchaser at the sale on any such foreclosure."

                  (c) Tenant shall furnish Landlord with fully executed or photocopies of all subleases of space in the Premises and with such information with respect thereto as Landlord may require.

            Section 17.7. Effective as of the date of the happening of an Event of Default or breach of this Lease (as described in Article 19 hereof) and after any applicable notice and cure period, but subject to the rights of the holder of any mortgage to which this Lease is subject and subordinate, Tenant hereby assigns to Landlord all of its right, title and interest in and to all present and future subleases and all rents due and to become due thereunder. After the effective date of such assignment, Landlord shall apply any net amount collected by it from subtenants to the Annual Base Rent or Additional Rent due hereunder. In the event of the failure of any subtenant to pay subrent to Landlord pursuant to the foregoing assignment after the happening of any such Event of Default or breach of this Lease, any such rent thereafter collected by Tenant shall be deemed to constitute a trust fund for the benefit of Landlord.

            Section 17.8. Tenant shall not mortgage this Lease or execute and deliver to a trustee, a deed of trust affecting this Lease.

                           ARTICLE 18 - SUBORDINATION

            Section 18.1. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any mortgage, deed of trust or other instrument of security (including any renewals, modifications, consolidations, replacement and extension thereof) now or hereafter placed upon the Premises, the Building, or any portion of any of the foregoing, by Landlord; provided, however, that the holder of such instrument enters into an agreement with Tenant, its successors and assigns, in which such holder agrees not to disturb the possession and other rights of Tenant under this Lease for so long as Tenant continues to perform its obligations hereunder and is not in default hereunder beyond any applicable grace and cure period, and, in the event of acquisition of title by such holder through foreclosure proceedings or otherwise, to accept Tenant as tenant of the Premises under the terms and conditions of this Lease, and to perform the Landlord's obligations hereunder. Tenant agrees to recognize such holder or any other person or entity acquiring title to the Premises as Landlord.

            Section 18.2. Tenant shall upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments that may be necessary, proper or desirable to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and each such renewal, modification, consolidation, replacement and extension.

                              ARTICLE 19 - DEFAULT

            Section 19.1. If any of the following events shall occur herein referred to individually as an "Event of Default" and collectively as "Events of Default"), Tenant shall be deemed to be in default under this Lease:

                  (a) If Tenant shall fail to pay any Rent or other sum when and as the same becomes due and payable and such failure is not cured within five
(5) business days after the delivery of notice from Landlord specifying such failure to pay; provided, however, that such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure and provided further, that if twice within any twelve month period the Tenant fails to pay any Rent or other sum when and as the same becomes due and payable, the cure provision set forth herein shall be reduced from five (5) days to three (3) days;

                  (b) If Tenant shall fail to perform any of the other monetary duties required to be performed by Tenant under this Lease;

                  (c) If Tenant shall fail to perform any of the other non-monetary duties required to be performed by Tenant under this Lease (and unless a different time period is specified in this Lease), and such failure shall continue for more than thirty (30) days after discovery thereof by Tenant; provided, however, that if such duty cannot reasonably be performed within such thirty (30) day period, Tenant shall have such additional time (up to sixty (60) days) as is reasonably necessary to perform such duty provided Tenant commences in good faith to perform such duty and thereafter diligently proceeds therewith to completion;

                  (d) If Tenant shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts generally as they become due, file a petition in bankruptcy, be adjudicated bankrupt, file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, consent to, or acquiesce in, the appointment of a receiver, liquidator, trustee, custodian or other similar official of itself or of the whole or any substantial part of its properties or assets;

                  (e) If, without Tenant's consent or acquiescence, (i) a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator, trustee, custodian or other similar official of Tenant, or of the whole or any substantial part of the property or assets of Tenant and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed, for thirty (30) days, or (ii) an involuntary case under said Bankruptcy Code shall be commenced against Tenant or a petition shall be filed against it seeking similar relief under any other present or future insolvency act or other applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors and such case of petition shall remain undismissed for thirty (30) days, or (iii) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Tenant or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for thirty (30) days;

                  (f) If, in Landlord's reasonable judgment, Tenant shall vacate the Premises for such length of time and in such a manner as to endanger the security or proper maintenance of the Premises or if Tenant shall abandon the Premises;

                  (g) If this Lease or the estate of Tenant hereunder shall be encumbered, mortgaged, transferred or shall pass to or devolve upon any other person or party, except in a manner permitted under Article 17 hereof.

            Section 19.2.  Upon the occurrence of an Event of Default,

Landlord may at any time thereafter with or without notice or demand, and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such Event of Default whether under this Lease or under applicable law:

                  (a) to the extent permitted by law, immediately re-enter and remove all persons and property from the Premises, storing said property in a public warehouse or elsewhere at Tenant's expense without liability on the part of Landlord;

                  (b) should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or Landlord may from time to time, without terminating this Lease, re-let said Premises, or any part thereof for the account of Tenant either in Landlord's name or otherwise, upon such terms and conditions and for such period (whether longer than the balance of the Lease Term hereof or not as Landlord may deem advisable) either with or without any equipment or fixtures that may be situated thereon or therein, in which event the rents received on any such re-letting during the balance of the Lease Term or any part thereof shall be applied first to the expenses of re-letting and collecting, including necessary renovation and alteration of the Premises and any attorney's fee and real estate commission actually paid, and thereafter, toward payment of all sums due or to become due to Landlord hereunder, and if a sufficient sum shall not be thus realized to pay such Rent and other charges, Tenant shall pay to Landlord any deficiency and Landlord may sue therefor; such deficiency shall be paid immediately. No re-entry or taking possession of said Premises shall terminate this Lease unless written notice of such intention is given to Tenant. Unpaid installments of Rent or other sums shall bear interest at the highest legal rate from the date due.

                  (c) Collect by suit or otherwise the Annual Base Rent or other sum or enforce by suit or otherwise any covenant or condition or term of the Lease required to be performed by Tenant.

                  (d) Terminate this Lease in which event Tenant agrees to immediately surrender possession of the Premises and to pay Landlord all damages Landlord may incur by reason of Tenant default including the cost of recovering possession of the Premises and the unpaid Rent for the remaining Lease Term and such other amounts as may be permitted by applicable law.

            Section 19.3. In the event that Tenant fails to make any payment to a third party required hereby, or fails to perform any other obligation on its part set forth herein, Landlord shall have the right, without notice (except as expressly set forth in paragraphs of this Lease other than this Article 19), to cure such failure on Tenant's behalf. Any funds advanced by Landlord in so doing shall be payable within five (5) days after written demand from Landlord, together with interest thereon at the highest legal rate all as Additional Rent. This remedy shall be in addition to the rights and remedies of Landlord set forth herein or under applicable law.

            Section 19.4. No waiver by either party of any default hereunder by the other party shall be deemed to be a waiver of any subsequent default under the same or any other term,covenant or condition of this Lease. The subsequent acceptance of any Rent by Landlord shall in no event be deemed to be a waiver of any preceding default by Tenant under any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such Rent.

            Section 19.5. The remedies of Landlord upon Tenant's default as set forth in this Article 19 are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

            Section 19.6. Tenant acknowledges that late payment by Tenant to Landlord of Annual Base Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord when due (on the first day of each calendar month) pursuant to
Section 4.1 herein, Tenant shall pay to Landlord an additional sum equal to the amount of the overdue Rent multiplied by five percent (5.0%) (the "Default Rate") as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

                              ARTICLE 20 - NOTICES

            All notices which are required to be given by either party hereunder shall be in writing, sent by certified or registered mail, postage prepaid, return receipt requested, and by express mail courier for next day delivery (i.e. Federal Express, DHL, etc.) and addressed to the parties at the following addresses:

Landlord:

            First State Realty of America, Inc.
            P.O. Box 703
            New Canaan, CT 06840-0703
with a copy to:

            Peter S. Gummo, Esq.
            c/o Gilbert, Segall and Young LLP
            Four Landmark Square
            Stamford, CT 06901-2502

Tenant:

            Notices:                          Billings/payments:

            Cisco Systems, Inc.               U.S. Bills/Rents
            170 West Tasman Drive             P.O.  Box 641570
            San Jose, CA 95134-1706           MS Lease
            Attn: Director                    San Jose, California 95164
                  Worldwide Real
                  Estate

or to such other addresses and to such other persons as the parties may from time to time designate in writing, by notice as aforesaid. The time of giving of any such notice shall be deemed to be the earlier of (1) actual delivery; or (2) the date upon which delivery is attempted and said delivery is refused or rejected; provided, however, that change of address notices shall be effective only upon actual receipt.

                        ARTICLE 21 - BROKER'S COMMISSIONS

            Landlord acknowledges and agrees that it shall pay the brokerage commissions of The Commercial Property Services Company and Cornish & Carey pursuant to a separate written agreement between Landlord and such brokers, Landlord and Tenant represent one to another that each has dealt only with The Commercial Property Services Company and Cornish & Carey as brokers in connection with this Lease. In the event of a breach of the foregoing representation, Tenant and Landlord shall indemnify and defend each other against, and hold one another harmless from, any and all claims, demands, liabilities, losses, lawsuits, judgments, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs, whether incurred at the trial, appellate or administrative levels), which the other party may incur or suffer, or to which the other party may be subjected, as a result of such breach. Any liability hereunder shall survive the expiration or earlier termination of this Lease.

                     ARTICLE 22 - MECHANIC'S AND OTHER LIENS

            Section 22.1. Tenant shall not cause any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or upon any interest of Landlord in the Premises or in the buildings or improvements thereon; it being agreed that should Tenant cause any Alterations or repairs to be made to the Premises, or cause any labor to be performed or material to be furnished therein, thereon or thereto, neither Landlord nor the Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, but all such Alterations and repairs, and labor and material, shall be made, furnished and performed at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing and performing such labor and material.

            Section 22.2. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the Premises or any building or improvements thereon or against Landlord, or any conditional bill of sale, chattel mortgage, security agreement or financing statement shall be made or filed for or affecting any equipment or any materials used in the construction or alteration of, or installed in, any such building or improvement (whether or not such lien, charge or order, conditional bill of sale, chattel mortgage, security agreement or financing statement, is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record or bonded within fifteen (15) days after notice of filing thereof.

                         ARTICLE 23 - NO RENT ABATEMENT

            Section 23.1. No abatement, diminution or reduction of Rent, charges or other compensation shall be claimed by or allowed to Tenant, or any persons claiming under it, except as may be specified in this Lease, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of Alterations or repairs to any buildings now on or which may hereafter be erected on the Premises, by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or arising from any other cause or reason.

                            ARTICLE 24 - END OF TERM

            Section 24.1. Tenant shall, on the last day of the Lease Term, or upon the sooner termination of the Lease Term, peaceably and quietly surrender and deliver the Premises to Landlord free of subtenancies (unless Landlord shall consent to the continuance thereof), broom-clean, including all buildings and, subject to Section 11.3 herein, Alterations constructed, erected, added or placed by Tenant thereon, with all equipment in or appurtenant thereto, except Tenant's Personal Property in good condition and repair, reasonable wear and tear excepted.

            Section 24.2. Any trade fixtures or personal property not used in connection with the operation of the Premises and belonging to any subtenant, if not removed at such termination shall, if

Landlord shall so elect or unless Landlord shall consent to the continuance of such subtenancy, be deemed abandoned and become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove such fixtures or property from the Premises and store them at Tenant's risk and expense. Except for Landlord's gross negligence and willful misconduct, Tenant shall repair and restore, and save Landlord harmless from, all damage to the Premises caused by the removal therefrom, whether by Tenant or by Landlord, of all such trade fixtures and personal property.

            Section 24.3. Upon surrendering the Premises to Landlord as provided herein, Tenant will pay to Landlord all deposits or other security and all prepaid rents received from subtenants and other occupants whose tenancies may continue beyond the last day of the term of this Lease or the sooner termination thereof and will deliver to Landlord all original subleases and modifications thereof, and copies of all lease files, plans, records, registers and all other papers and documents which may be required for the proper operation and management of the Premises and are then in Tenant's possession. It is agreed that Landlord will suffer irreparable injury if such records, papers and documents are not so delivered and that Landlord shall be entitled to mandatory injunction (including a temporary mandatory injunction pendente lite) to enforce such delivery. Tenant shall have access to any records, papers and documents so delivered to such extent and at such times as the same may be reasonably required after the last day of the Lease Term or such sooner termination thereof. Nothing herein shall require Landlord to recognize any such existing sublease as continuing in effect after such last day or sooner termination.

            Section 24.4. The provisions of this Article 24 shall survive the expiration or sooner termination of this Lease.

                        ARTICLE 25 - ESTOPPEL CERTIFICATE

            Section 25.1. Tenant shall, without charge, at any time and from time to time hereafter, within fifteen (15) days after receipt by Tenant of a request by Landlord, certify by a written instrument duly executed and acknowledged to any mortgagee or purchaser, or any other person, firm or corporation specified by Landlord, as to the validity and force and effect of this Lease, in accordance with its tenor, as then constituted, as to the existence of any default on the part of any party thereunder, as to the existence of any offsets, counterclaims or defenses thereto on the part of Tenant, and as to any other matters which may be reasonably requested by Landlord.

                        ARTICLE 26 - HAZARDOUS SUBSTANCES

            Section 26.1. Tenant represents and warrants that it is not currently in violation of any Environmental Requirement regarding Hazardous Materials and has not received any notice of violation, lien, complaint, suit, order or other notice with respect to any Environmental Requirement and that the Tenant's operations are in full compliance with all Environmental Requirements.

            Section 26.2. Tenant shall comply with in all respects, all Environmental Requirements at the Premises and will not generate, store, handle, process or dispose of or otherwise use Hazardous Materials at, in, on, under or about the Premises, in violation of any Environmental Requirements. If at any time it is determined that Hazardous Materials are located, in, on, under or about the Premises, the Tenant will take such action as is necessary in accordance with relevant Environmental Requirements, at its sole cost and expenses, to remove said Hazardous Materials from the Premises. If the undersigned fails to do so, Landlord may, but shall not be obligated to, take such action it deems is necessary or desirable to remove said Hazardous Materials from the Premises at the expense of the Tenant. All sums so expended shall be immediately due and payable on demand and shall bear interest at the highest rate permitted by law.

            Section 26.3. Tenant will defend, indemnify and hold harmless Landlord from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise, including without limitation, reasonable counsel and consultant fees and expenses, court costs and litigation expenses, arising out of or in anyway related to any breach of this Article 26, any damage or injury resulting from any such Hazardous Material stored, generated, disposed of or used by Tenant or its agents, employees or contractors in, on or about the Premises and/or any related violation of any Environmental Requirement.

            Section 26.4. The obligations and liabilities of the Tenant under this Article 26 shall survive the termination of the Lease and shall continue in full force and effect.


                        ARTICLE 27 - PARKING ENTITLEMENTS

            Section 27. Tenant's Parking Entitlements. Tenant shall be entitled to the non-exclusive use of the entire parking area improvements located on the Premises on the Effective Date of this Lease, including, without limitation, the non-striped parking areas of the Premises, such as the concrete apron, during the Term. With the prior written consent of the Landlord, Tenant may reconfigure the existing parking spaces on the Premises and add parking spaces in accordance with all applicable laws and regulations, including, without limitation, the Americans with Disabilities Act, and Tenant shall be entitled to install signage in conformance with Landlord-approved plans indicating parking spaces for Tenant's visitor parking and other reserved parking. Landlord shall have no responsibility for policing or otherwise enforcing parking rights in the Premises.


                           ARTICLE 28 - MISCELLANEOUS

            Section 28.1. The covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            Section 28.2. Time is of the essence in each and every provision of this Lease.

            Section 28.3. This Lease shall not be recorded without the prior written consent of Landlord.

            Section 28.4. If any provision of this Lease or the application thereof to any persons or circumstances shall to any extent be held to be invalid or unenforceable, neither the remainder of this Lease nor the application of such provision to persons or circumstances other than those as to whom or which it is held to be invalid or unenforceable shall be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            Section 28.5. In the event of any litigation or other proceedings involving the parties hereto for the enforcement of any of the provisions of this Lease, or any right of Landlord or Tenant in such litigation or other proceedings, the unsuccessful party in such litigation or other proceedings hereby agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees and court costs (whether incurred at the trial, appellate or administrative levels), incurred by the successful party in such litigation or other proceedings, all of which may be included in, and is a party of, any judgment or decision rendered in such litigation or other proceedings.

            Section 28.6. This Lease shall be construed and enforced in accordance with the laws of the State of California, without reference to choice of law rules.

            Section 28.7. All references herein to a "mortgage" shall be deemed to include a deed of trust and all references to a "mortgagee' shall be deemed to include the holder of a deed of trust. Landlord hereby represents and warrants to Tenant that as of the commencement Date there is no mortgagee of Landlord's interest in the Premises.

            Section 28.8. The terms of this Lease are intended by the parties hereto as a final expression of their agreement with


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
respect to the subject matter hereof, and may not be contradicted by evidence or any prior or contemporaneous agreement. The parties further intend that this Lease constitute the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any proceedings, if any (judicial or otherwise), other than by written agreement, executed by all of the parties hereto or their successors in interest.

            Section 28.9. The headings of the various articles of this Lease are intended solely for means of reference, and are not intended for any purposes whatsoever to modify, explain or place any construction on any of the provisions of this Lease.

            Section 28.10. Tenant shall provide Landlord copies of all engineering, architectural and inspections reports it obtains for the Premises and shall provide Landlord with a corporate resolution authorizing Tenant to enter into this transaction.

            IN WITNESS WHEREOF, the parties hereto have executed this Lease on the dates set forth below and it shall be effective as of the later of such dates.

                                   LANDLORD:

                                   FIRST STATE REALTY OF AMERICA, INC.



                                   By: /s/ Peter S. Gummo
                                       -------------------------------
                                       Its President


                                   TENANT:

                                   CISCO SYSTEMS, INC.



                                   By: /s/ Nancy Bareilles
                                       -------------------------------

                                       Its Vice President of Worldwide Real
                                       Estate and Workplace Resources

STATE OF CONNECTICUT )
                     ) ss: STAMFORD
COUNTY OF FAIRFIELD  )

            On this the 7th of February 1997, before me, the undersigned Officer, personally appeared, Peter S. Gummo, who acknowledged himself to be the President of FIRST STATE REALTY OF AMERICA, INC., a corporation, and that he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand.


                                                /s/ Nancy Roberta Locke Unger
                                                --------------------------------
                                                Notary Public



STATE OF CALIFORNIA   )
                      ) ss:
COUNTY OF SANTA CLARA )

            On this the 27 of January 1997, before me, the undersigned Officer, personally appeared, NANCY BAREILLES, who acknowledged herself/himself to be the Vice President of Worldwide Real Estate and Workplace Resources of CISCO SYSTEMS, INC., a corporation, and that she/he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as Vice President.

IN WITNESS WHEREOF, I hereunto set my hand.


                                                 /s/ Nicholas C. Suarez, Jr.
                                                 -------------------------------
                                                 Notary Public

                                    EXHIBIT A


Situated in the State of California, County of Santa Clara, City of Santa Clara and is described as follows:

All of Parcel 19, as shown upon that certain Map entitled, "Parcel Map being a Resubdivision of Parcels 1,3,4,5, and 9 and areas A, B and D, as shown on Parcel Map 3399, recorded in Book 368 of Maps, at pages 36 and 37, Santa Clara County Records", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 29, 1976 in Book 386 of Maps, at pages 4 and 5.





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
                                    EXHIBIT B

1.   A Bond No. 52A, Assessment No. 9, for Marriott Business Park
     Unit 1.

2.   A Bond No. 50R, Assessment No. 445, for Bayshore North
     Improvement.

3.   Covenants, conditions and restrictions in the declaration,
     Executed by:       Marriott Corporation, a Delaware corporation
     Recorded:          March 15, 1976 in Book B915, at page 228, of
                        official records said covenants, conditions
                        and restrictions were modified by instrument:
     Recorded:          November 16, 1977 in Book D281, at page 411,
                        official records

4. An easement for the purposes shown and incidental purposes as contained in the instrument,
     In favor of:       The City of Santa Clara, California, a municipal
                        corporation
     Purpose:           Underground electrical easements
     Affects:           Said land
     Recorded:          December 1, 1976 in Book C444, at page 600,
                        official records

5.   Agreement For:     The installation and maintenance of landscape
                        improvements
     Dated:             December 14, 1976
     Executed By:       The City of Santa Clara, a Municipal
                        Corporation
     Recorded:          December 17, 1976 in Book C484, at page 109,
                        official records

6.   Easement in
     favor of:          City of Santa Clara
     Purpose:           Installation and repair of underground
                        electrical systems together with right of way

     Affects;           The northerly 10 feed of the
                        southerly 38 feet of the
                        westerly 243 feet of the
                        easterly 253 feet of parcel 19
                        of that parcel map filed for
                        record December 29, 1976 in book
                        386 of maps at pages 4 and 5,
                        Santa Clara records
     Recorded:          April 11, 1979, in book E409, at page 558,
                        official records



            Any matters arising subsequent to April 13, 1982 provided the same do not materially interfere with Tenant's intended use of the Premises.


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
                                    EXHIBIT C
                               TENANT IMPROVEMENTS


            Tenant shall expend the Minimum Amount for the construction of standard Office/R&D improvements to the Premises which shall include conversion of the Building into at least seventy-five percent (75.0%) drop ceiling with a combination of private and open office space, conference rooms and training areas, with a separate lobby for the Building.

                                    EXHIBIT D
                      DEVCON LETTER DATED NOVEMBER 23, 1996






                                       39